Exhibit 10.5

业务合作协议

BUSINESS COOPERATION AGREEMENT

本业务合作协议（“本协议”）由以下各方于2023年5月1日在厦门订立:

This Business Cooperation Agreement (the “Agreement”) is entered into in Xiamen as of May 1, 2023 by and among the following parties:

(1)	厦门艾莱斯管理咨询有限公司（“甲方”），一家根据中华人民共和国（“中国”）法律在中国厦门注册成立的外商独资企业；

Xiamen Alliance Management Consulting Co., Ltd. (“Party A”), a wholly foreign-owned enterprise registered in Xiamen the People’s Republic of China (“China” or “PRC”), under the laws of China;

(2)	厦门艾莱斯酒业集团有限公司（“乙方”），一家根据中国法律在中国仁怀注册成立的内资公司;

Xiamen Alliance Liquor Industrial Group Co., Ltd. (“Party B”), a domestic company registered in Renhuai, China, under the laws of China.

(3)	每一个在附件1列明的个人（以下该等个人单独称为一名“股东”，合称为“股东”）

Each of the persons listed under Schedule 1 (each, a “Shareholder” and collectively, the “Shareholders”)

（以上甲方、乙方和每一股东单独称为“一方”，合称为“各方”）。

(Party A, Party B and each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

(1)	鉴于，甲方在以下方面已经具备了相关专业能力和实践经验，包括但不限于利用各自的专业能力和资源进一步促进其现有业务、扩大各自的市场份额。

WHEREAS, Party A has the relevant expertise and practical experience in the following areas, including but not limited to utilize their respective expertise and resources to further promote their existing business and expand their market share.

(2)	鉴于，乙方及其附属主体在中国从事以下业务，包括但不限于：酒类销售。

WHEREAS, Party B and its subsidiaries engage in the following businesses in China, including but not limited to Liquor sales.

(3)	鉴于，甲方与乙方在2023年5月1日签署了一份《独家服务总协议》（“服务协议”），根据该协议乙方应向甲方支付服务费；及

WHEREAS, Party A has entered into a Master Exclusive Service Agreement (the “Service Agreement”) dated May 1, 2023 with Party B, pursuant to which Party A is entitled to receive service fees from Party B; and

(4)	鉴于，股东持有乙方100%的股权。

WHEREAS, the Shareholders hold 100% equity interests in Party B.

有鉴于此，基于本协议中包含的各项前提、声明、保证、承诺和约定，各方愿意受其法律约束，并达成如下约定：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	不作为承诺

Negative Covenants

为确保乙方及其附属主体履行其与甲方所签服务协议和/或其他协议项下的义务，股东和乙方连带作出同意并承诺，未获甲方的事先书面同意，乙方不得进行、乙方及其股东亦应促使乙方及其附属主体不得进行，任何会对其资产、义务、权利或经营产生重大影响的交易，包括但不限于：

To ensure that Party B and its subsidiaries perform their obligations under the Service Agreement and/or other agreements executed with Party A, the Shareholders and Party B jointly and severally, agree and covenant that, without obtaining Party A’s prior written consent, Party B shall not, and each of the Party B and the Shareholders shall cause each of Party B and its subsidiaries not to, engage in any transaction which may materially affect its asset, obligation, right or operation, including but not limited to:

(a)	其各自正常业务范围未涵盖的活动，或从事与其过往经营不一致的业务活动；

any activities not within its normal business scope, or operating its business in a way that is inconsistent with its past practice;

(b)	合并、整合、兼并、收购、和主要业务及资产的重组以及向任何企业或其他组织进行收购或投资，设立合营企业、合伙或其他类似经济组织；

merger, reorganization, annexation, acquisition or restructuring of its principal business or assets, or acquisition of or investment in any other enterprise or entity, or establishment of any joint venture, partnership or of other similar entity;

(c)	向第三方提供、从第三方借入任何贷款、信贷或承担任何债务，正常经营过程中发生的除外；

offering any loan to any third party, incurring any debt, loan or credit from any third party, or assuming any debt other than in the ordinary course of business;

(d)	雇佣、变更或辞退任何董事或高管人员，制订或实施任何形式的员工激励计划，确定或更改高管薪酬；

engaging, changing or dismissing any director or any senior management officer, formulate or implement any staff motivation scheme, determining or changing the remuneration of senior management officers;

(e)	向第三方出售、或从第三方获得、抵押/质押、许可第三方使用或以其他方式处置任何有形或无形资产，正常经营过程中发生的除外；

selling to or acquiring from any third party, mortgaging/pledging, licensing or disposing of in other ways tangible or intangible assets, other than in the ordinary course of business;

(f)	发生、继承、担保或承受任何债务(但不包括在正常业务过程中发生的债务)或使用其资产向第三方提供担保以或其他形式提供保证，或在其资产上设置任何权利负担；

incurring, inheriting, assuming or guaranteeing any debt that are not incurred during the ordinary course of business, using its assets to provide security or other forms of guarantees to any third party, or setting up any other encumbrances over its assets;

(g)	对其章程或其他组织性文件进行补充、变更或修改，增减其注册资本或通过其他方式变更其注册资本结构；

making any supplement, amendment or alternation to its articles of association or other constitutional documents, increasing or decreasing of its registered capital or changing the structure of its registered capital in other manners;

(h)	以任何方式进行股息、股权权益或股东权益的分配，但在甲方书面要求时，乙方应当，且应促使其附属主体立即向股东分配全部或部分可分配利润，然后再由股东立即并无条件地将上述分配支付或转移至甲方或其指定的第三方；

making distribution of dividend or equity interest or shareholding interest in whatever ways, provided that upon Party A’s written request, Party B shall, and shall cause its subsidiaries immediately distribute part or all distributable profits to their respective shareholder(s) who shall in turn immediately and unconditionally pay or transfer to Party A or any party designated by Party A any such distribution;

(i)	签署任何重大合同，但在正常业务过程中签署的除外（就本段而言，重大合同的标准由甲方自行判断）;

executing any material contract, except the contracts executed in the ordinary course of business (for purpose of this subsection, Party A may define a material contract at its sole discretion);

(j)	通过任何方式出售、转让、抵押或处置其业务或收入中的法定或受益权益，或允许设置任何相关的担保权益或其他权利负担；

selling, transferring, mortgaging or disposing of in any manner any legal or beneficial interest in its business or revenues, or allowing the encumbrance thereon of any security interest or any other encumbrance;

(k)	解散、清算和分配剩余财产；或

dissolution, conducting liquidation and distributing the residual assets; or

(l)	促使其任何分支机构或子公司发生上述行为或签署任何可能导致上述行为发生的合同、协议或其他法律文件。

causing any of its branches or subsidiaries to engage in any of the foregoing or enter into any contract, agreement or other legal documents which may lead to or result in any of the foregoing.

2.	业务经营和人员安排

Business Operation and Personnel Arrangement

2.1	乙方同意并向甲方承诺，乙方和股东将促使乙方及其附属主体：（i）接受甲方就乙方及其附属主体的人员安排和调任、日常运营、股息分配和财务管理系统所提出的建议，且乙方将相应地严格遵守和履行；（ii）谨慎、有效地经营乙方及其附属主体公司业务和处理公司事务，按照良好的财务和商业标准及实务维持乙方及其附属主体的存续；（iii）在经营乙方及其附属主体全部业务的正常运营过程中，一直保持乙方及其附属主体的资产价值，不得采取任何可能负面影响乙方及其附属主体业务状况和资产价值的任何行为/不作为；（iv）在甲方提出要求时提供有关乙方及其附属主体业务经营和财务状况的相关资料；（v）如甲方要求，为乙方及其附属主体的资产和业务从符合甲方要求的保险公司处购买并持有保险，保险金额和险种应符合同类公司购买的金额和种类；（vi）如发生或可能发生与乙方或其附属主体的资产、业务或收入相关的任何诉讼、仲裁或行政程序，立即通知甲方；（vii）为保持乙方及其附属主体对其全部资产的所有权，应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩。

Party B agrees and covenants to Party A that Party B shall, and the Shareholders shall cause Party B and its subsidiaries to, (i) accept suggestions raised by Party A over the employee engagement and replacement, daily operation, dividend distribution and financial management systems of Party B and its subsidiaries, and Party B and its subsidiaries shall strictly abide by and perform accordingly; (ii) maintain Party B and its subsidiaries’ corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs; (iii) operate all of Party B and its subsidiaries’ businesses during the ordinary course of business to maintain the asset value of Party B and its subsidiaries and refrain from any action/omission that may adversely affect Party B and its subsidiaries’ operating status and asset value; (iv) provide Party A with information on Party B and its subsidiaries’ business operations and financial condition at Party A’s request; (v) if requested by Party A, procure and maintain insurance in respect of Party B and its subsidiaries’ assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses; (vi) immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to any of Party B or its subsidiaries’ assets, business or revenue; and (vii) execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims so as to maintain the ownership by Party B and its subsidiaries of all of their assets.

2.2	股东应仅指派由甲方指定的人员作为乙方及其附属主体的董事，具体程序按相关法律、法规和公司章程规定进行。乙方应促成甲方指定的人员担任乙方及其附属主体的总经理、首席财务官和其他高级管理人员职务。

The Shareholders shall only appoint persons designated by Party A to be the directors of Party B and its subsidiaries in accordance with the procedures required by laws, regulations and relevant articles of association. Party B shall cause the persons designated by Party A to be the general manager, chief financial officer and other senior management members of Party B and its subsidiaries.

2.3	若甲方指定的上述董事或高级管理人员辞职，或应甲方的要求被辞退，股东、乙方应根据甲方的要求将该名人员从乙方或其附属主体辞退，且应指派甲方指定的其他人选继任该职位。

If any of the above directors or senior management members designated by Party A resigns from the relevant position or is dismissed at the request of Party A, the Shareholders or Party B, as the case may be, shall dismiss such person from Party B or any of its subsidiaries upon Party A’s request, and shall appoint any other person designated by Party A to hold such position.

2.4	乙方及其股东在此连带向甲方承诺并与其约定，在根据乙方或其附属主体相关的内部审批政策签署任何重大合同（“重大”之定义由甲方予以确定）之前，乙方应获得甲方的相应批准。

Party B together with its Shareholders hereby jointly and severally covenant to and agree with Party A that Party B shall seek appropriate approval from Party A prior to entering into any material contract (the definition of “material” shall be determined by Party A) in accordance with relevant internal approval policy of any of Party B or its subsidiaries.

3.	其他安排

Other Arrangements

鉴于(i)甲方及其关联方已通过服务协议与乙方及其附属主体建立了业务关系，且(ii)乙方及其附属主体进行的日常业务活动，将对乙方向甲方或其关联方支付服务费用的能力产生重大影响，股东同意，除非甲方要求：

Given (i) that the business relationship between Party A (together with its affiliates) and Party B (together with its subsidiaries) has been established through the Service Agreement and (ii) that the daily business activities of Party B and its subsidiaries will have a material impact on Party B’s ability to pay the payables to Party A or its affiliates, the Shareholders agree that, unless required by Party A:

(a)	不得提出或投票赞成任何股东决议、或以其他方式要求乙方或其任何附属主体向其任何股东分配任何利润、资金、资产或财物；及

They shall not put forward, or vote in favor of, any shareholder resolution to, or otherwise request any of Party B or its subsidiaries to, distribute any profits, funds, assets or property to the Shareholders of Party B or its subsidiaries; and

(b)	不得提出或投票赞成任何股东决议、或以其他方式要求乙方就股东所持的股权分派任何股息或进行其他方式的分配；但若乙方向股东进行股息分配或以其他方式进行分配，股东应于分配发生时立即且无条件向甲方或其指定的第三方支付或转让其作为乙方的股东从乙方获得的任何股息或其他分配，并应在未经甲方事先书面同意便向股东派发股息或进行其他分配的情况下承担该等股息与分配转让或支付给乙方所产生的一切税费（包括乙方被征收的税费）。

They shall not put forward, or vote in favor of, any shareholder resolution to, or otherwise request Party B to, issue any dividends or other distributions with respect to the equity interest of Party B held by the Shareholders; provided, however, if any dividends or other distributions are distributed to the Shareholders by Party B, the Shareholders shall immediately and unconditionally pay or transfer to Party A or any party designated by Party A any and all dividends or other distributions in whatsoever form obtained from Party B as shareholders of Party B at the time such distributions arise, and the Shareholders shall bear any and all taxes and fees with respect to such transfer of dividends and distributions to Party B (including the taxes and fees imposed on Party B) in the event such dividends or distributions are paid to the Shareholders without Party A’s prior written consent.

4.	转让

Assignments

未获甲方的事先书面同意，股东和乙方不得向任何第三方转让其各自在本协议项下的权利和义务。股东和乙方在此共同同意，甲方可以其完全自主判断自行转让其在本协议下的权利和义务，且仅需向乙方和股东发出书面通知。

Party B or either Shareholder shall not assign their respective rights and obligations under this Agreement to any third party without the prior written consent of Party A. The Shareholders and Party B hereby jointly agree that Party A may assign its rights and obligations under this Agreement as Party A may decide at its sole discretion and such transfer shall only be subject to a written notice sent to Party B and the Shareholders.

本协议规定的权利和义务对各方的受让人、继承人、配偶、监护人、债权人或者任何其他有权对乙方之股权主张权利或者利益的其他人具有法律约束力，且无论该等权利和义务的转让是由接管、重组、继承、转让、死亡、丧失行为能力、破产、离婚或其他任何原因导致。

Rights and obligations under this Agreement shall be legally binding upon any assignees, successors, spouse, guardians and creditors of the Parties hereof or any other person that may be entitled to assume rights and interests in the equity interest of Party B, no matter such assignment of obligations and rights is caused by takeover, restructuring, succession, assignment, death, incapacity, bankruptcy, divorce or any other reason.

5.	完整协议和协议修改

Entire Agreement and Amendment to Agreement

5.1	本协议及本协议中明确提及或包含的全部约定和/或文件构成关于本协议标的事项的完整协议，并取代各方此前就本协议标的事项达成的所有口头约定、合同、谅解和交流。

This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall supersede any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.

5.2	对本协议的任何修改应以书面方式作出，并仅在本协议各方签字后方生效。由各方正式签署的修改协议或补充协议构成本协议的组成部分，与本协议具有同等法律效力。

Any modification of this Agreement shall be made in a written form and shall only become effective upon execution by all Parties of this Agreement. Modifications and supplements to this Agreement duly executed by the Parties shall be parts of this Agreement and shall have the same legal effect as this Agreement.

6.	陈述和保证

Representations and Warranties

6.1	甲方特此作出如下陈述和保证：

Party A hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的一家外商独资企业；

It is a wholly foreign-owned enterprise duly incorporated and validly existing under PRC law;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权；及

Its execution and performance of this Agreement are within its corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations; and

(c)	本协议一经签署即构成对甲方合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of Party A enforceable against Party A in accordance with its terms.

6.2	乙方特此作出如下陈述和保证：

Party B hereby represents and warrants as follows:

(a)	其是依照中国法律正式注册设立并有效存续的法人；

It is a legal person duly incorporated and validly existing under PRC law;

(b)	其于公司权力和营业范围之内签署并履行本协议。其已采取必要的公司行为且获得适当授权，并已从第三方和政府部门获得必要的同意及批准。其签署并履行本协议不会违反法律或对其有约束力的合同；及

Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents and approvals from any third parties and government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and

(c)	本协议一经签署即构成对接受服务方合法、有效、有约束力的义务，并依本协议之条款可对其强制执行。

Upon execution, this Agreement will constitute a legal, valid and binding obligation of the Service Receiving Party enforceable against the Service Receiving Party in accordance with its terms.

7.	保密

Confidentiality

7.1	各方承认，各方就本协议交换的任何口头或书面信息均属于保密信息。每一方应对上述全部信息保密，在未取得其他方的书面同意前，不得向任何第三方披露任何相关信息，但下述情况除外：(i) 该信息已经或将被公众所知（但不是因为接受一方的违约披露导致的）；(ii) 按照适用法律、法规或证券交易所的要求披露的；或 (ii) 任何一方需要向其法律顾问、财务顾问、董事或高级管理人员披露的有关本协议项下拟定交易的信息，且该法律顾问、财务顾问、董事或高级管理人员受与本款规定相类似的保密义务的制约。如任何一方聘用的任何职员或代理机构披露保密信息，将被视为该方披露了该保密信息并因此承担违约责任。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, he/she/it shall not disclose any relevant information to any third parties, except in the following circumstances: (i) such information is or will be in the public domain (provided that this is not the result of a public disclosure in breach of contract by the receiving party); (ii) information disclosed as required by applicable laws or regulations or rules of any securities exchange; or (iii) information required to be disclosed by any Party to his/her/its legal counsel, financial advisor, directors or senior management officers regarding the transaction contemplated hereunder, provided that such legal counsel, financial advisor, directors or senior management officers is also bound by confidentiality duties similar to the duties set out in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement.

7.2	各方同意本协议因任何原因终止或失效时，本条仍然有效。

The Parties agree that this section shall remain survive the termination or expiration of this Agreement for any reasons.

8.	管辖法律

Governing Law

本协议受中国法律管辖且据其进行解释。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

9.	争议解决

Dispute Resolution

因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果各方未能解决争议，应将争议提交到厦门仲裁委员会（“仲裁委”），由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为厦门，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具有终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Xiamen Arbitration Commission (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Xiamen, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for his/her/its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

10.	损害和赔偿

Indemnities and Remedies

10.1	如乙方或股东存在以下情形，则该方应就该等情形给甲方造成的损失、损害、责任、被索赔损失等（包括合理的律师费，“损失”）依照甲方的要求立即予以赔偿，以使甲方免受损失：(i) 该一方在本协议中所作的任何陈述或保证不真实、不准确或不完整，或者(ii)该一方违反了其在本协议中所作的任何陈述或保证，或者(iii) 该一方违反了其在本协议中任何约定或承诺。

Party B or Shareholders shall forthwith on demand indemnify and hold harmless the Party A against any claim, loss, liability or damage (including reasonable legal fees, “Loss”) which the Party A shall suffer due to any of the following circumstances: (i) any of the representations or warranties herein made by such Party is untrue, inaccurate or incomplete, or (ii) such Party breaches any of his/her/its representations or warranties herein, or (iii) such Party breaches any covenant or undertaking herein.

10.2	各方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall remain survive the termination or expiration of this Agreement.

11.	生效日和期限

Effective Date and Term

11.1	本协议应于文首所载日期签署并生效。

This Agreement shall be executed and take effect as of the date first set forth above.

11.2	本协议在乙方存续期间持续有效，除非根据第 12 条规定终止。

This Agreement shall remain effective as long as Party B exists unless terminated as provided in Section 10.

12.	终止

Termination

12.1	股东和乙方均不得终止本协议。本协议在以下任何情况下终止：(i)甲方可随时以提前三十（30）天书面通知乙方和股东的方式终止本协议；(ii)根据《独家购股权协议》，股东持有的乙方之股权已全部转让给甲方和/或甲方指定的第三方，本协议于该等转让完成时终止。

Neither of the Shareholders and Party B shall have the right to terminate this Agreement. This Agreement shall be terminated (i) by Party A at any time with thirty (30) days advance written notice to Party B and the Shareholders; or (ii) upon the transfer of all the equity interest held by the Shareholders to Party A and/or a third party designated by Party A pursuant to the Exclusive Option Agreement, this Agreement shall be terminated on the day of completion of this transfer.

13.	通知

Notices

13.1	任何一方按本协议规定发出的通知或其他通信应以英文或中文书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务的形式发送到有关各方不时指定的收件地址。通知被视为实际送达的日期，应按如下方式确定：(i)专人递送的通知，专人递送当日即视为已实际送达；以及(ii)用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交专递服务公司后的第四（4）天，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service to the address of each relevant party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (i) a notice delivered personally is deemed duly served upon delivery; and (ii) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency.

14.	可分割性

Severability

如果本协议项下的任何条款因与适用法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性, 合法性和可强制执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15.	转让

Assignment

15.1	未经甲方事先书面同意，乙方及股东不得将其在本协议项下的权利和义务转让给任何第三方。

Party B or either Shareholder shall not assign any of his/her/its rights or obligations under this Agreement to any third party without the prior written consent of Party A.

15.2	乙方及股东在此同意，甲方可转让其在本协议项下的权利和义务。甲方仅需就该转让向乙方及股东发出书面通知。

Party B and the Shareholders hereby agrees that Party A may assign its rights and obligations under this Agreement, only subject to a written notice to Party B and the Shareholders.

15.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

16.	语言和文本

Languages and Counterparts

16.1	本协议以中文和英文书就，两种文本具备同等法律效力。两种文本若有不一致之处，应以中文为准。

This Agreement is being executed in both Chinese and English versions. Both versions shall have the same legal effect. In case of any discrepancy between the two versions, the Chinese version shall prevail.

16.2	本协议由协议各方签署四（4）份份正本，甲方、每一股东和乙方各执一份，所有正本具有同等法律效力。本协议可以一份或多份副本形式签署。

This Agreement shall be executed in four (4) originals by all Parties, with Party A, each of the Shareholders, and Party B holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

[后附签字页 Signature Pages Follow]

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

甲方：厦门艾莱斯管理咨询有限公司

Party A: Xiamen Alliance Management Consulting Co., Ltd.

授权代表：

Authorized Representative: Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

盖章：（公章）

Seal /s/ Xiamen Alliance Management Consulting Co., Ltd.

乙方：厦门艾莱斯酒业集团有限公司

Party B: Xiamen Alliance Liquor Industrial Group Co., Ltd.

授权代表：

Authorized Representative: Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

盖章：（公章）

Seal /s/ Xiamen Alliance Liquor Industrial Group Co., Ltd.

业务合作协议 Business Cooperation Agreement

签字页 Signature Page

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

股东/ Shareholder：Yuhan ZHAO

签字/ Signature	/s/ Yuhan ZHAO

业务合作协议 Business Cooperation Agreement

签字页 Signature Page

附件1股东

SCHEDULE 1 SHAREHOLDERS

序号 No.	姓名 NAME	身份证号 ID No.
1.	Yuhan ZHAO	*

业务合作协议 Business Cooperation Agreement

附件1 SCH 1